Exhibit 32(a)

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Dataram Corporation, a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended July 31, 2016, as filed with the Securities and Exchange Commission (the “Report”), David A. Moylan, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: September 14, 2016	/s/ David A. Moylan
David A. Moylan
Chairman and Chief Executive Officer Chief Executive Officer
(Principal Executive Officer)

[A signed original of this written statement required by Section 906 has been provided to Dataram Corporation and will be retained by Dataram Corporation and furnished to the Securities and Exchange Commission or its staff upon request.]